EXHIBIT 10.5
CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL

AMENDMENT N°31

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

as Buyer

Amendment Nº31 to the ALC A320 NEO Family PA Ref. CLC- CT2103179	Page 1/10

AMENDMENT N°31 TO THE
A320 NEO FAMILY PURCHASE AGREEMENT

This amendment N°31 (the “Amendment N°31”) dated 3 June 2021 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2 Rond-Point Emile Dewoitine, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and the Seller together are referred to collectively as the “Parties”, and individually as a “Party”.

WHEREAS:

A.On 10 May 2012, the Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103377 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.On 28 December 2012, the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement for the manufacture and sale by the Seller and purchase by the Buyer of fourteen (14) incremental A320 NEO Family aircraft.

C.On 14 July 2014, the Seller and the Buyer entered into Amendment N°2 to the Purchase Agreement in order to, among other things, [*].

D.On 14 July 2014, the Buyer and the Seller entered into Amendment N°3 to the Purchase Agreement for the manufacture and sale by the Seller and purchase by the Buyer of sixty (60) incremental A320 NEO Family aircraft.

E.On 10 October 2014, the Buyer and the Seller entered into Amendment N°4 to the Purchase Agreement for [*].

F.On 03 March 2015, the Buyer and the Seller entered into Amendment N°5 to the Purchase Agreement for the cancellation of sixty (60) Amendment 3 NEO Aircraft and for the manufacture and sale by the Seller and purchase by the Buyer of ninety (90) incremental A321 NEO Family aircraft.

G.On 18 March 2015, the Buyer and the Seller entered into Amendment N°6 to the Purchase Agreement in order to [*].

H.On 09 November 2015, the Buyer and the Seller entered into Amendment N°7 to the Purchase Agreement in order to [*].

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I.On 08 January 2016, the Buyer and the Seller entered into Amendment N°8 to the Purchase Agreement in order to [*].

J.On 04 April 2016, the Buyer and the Seller entered into Amendment N°9 to the Purchase Agreement in order to [*].

K.On 12 April 2016, the Buyer and the Seller entered into Amendment N°10 to the Purchase Agreement in order to [*].

L.On 02 June 2016, the Buyer and the Seller entered into Amendment N°11 to the Purchase Agreement in order to [*].

M.On 17 August 2016, the Buyer and the Seller entered into Amendment n°12 to the Purchase Agreement in order to, among other things, (i) introduce the new A321-200NX standard specification, [*].

N.On 20 December 2016, the Buyer and the Seller entered into Amendment N°13 to the Purchase Agreement in order to [*].

O.On 03 March 2017, the Buyer and the Seller entered into Amendment N°14 to the Purchase Agreement in order to, among other things, [*].

P.On 10 April 2017, the Buyer and the Seller entered into Amendment N°15 to the Purchase Agreement in order to, among other things, [*].

Q.On 19 June 2017, the Buyer and the Seller entered into Amendment N°16 to the Purchase Agreement in order to [*].

R.On 19 June 2017, the Buyer and the Seller entered into Amendment N°17 to the Purchase Agreement in order to provide for the manufacture and sale of twelve (12) incremental A320 NEO Family aircraft.

S.On 12 July 2017, the Buyer and the Seller entered into Amendment N°18 to the Purchase Agreement in order to amend certain terms of Amendment N°16.

T.On 31 July 2017, the Buyer and the Seller entered into Amendment N°19 to the Purchase Agreement in order to [*].

U.On 29 September 2017, the Buyer and the Seller entered into Amendment N°20 to the Purchase Agreement in order to [*].

V.On 27 December 2017, the Buyer and the Seller entered into Amendment N°21 to the Purchase Agreement in order to provide for the manufacture and sale of six (6) incremental A320 NEO Family Aircraft.

W.On 16 February 2018, the Buyer and the Seller entered into Amendment N°22 to the Purchase Agreement in order to, among other things, [*].

X.On 31 December 2018, the Buyer and the Seller entered into Amendment N°23 to the Purchase Agreement in order to, among other things, [*].

Y.On 18 October 2019, the Buyer and the Seller entered into Amendment N°24 to the Purchase Agreement in order to [*].

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Z.On 20 December 2019, the Buyer and the Seller entered into Amendment N°25 to the Purchase Agreement in order to cover (i) the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) incremental A321 NEO Aircraft; (ii) the manufacture and sale by the Seller and purchase by the Buyer of twenty-seven (27) A321XLR Aircraft (as defined below); and (iii) [*].

AA.On 07 April 2020, the Buyer and the Seller entered into Amendment N°26 to the Purchase Agreement in order to, among other things, [*].

AB.On 31 August 2020, the Buyer and the Seller entered into Amendment N°27 to the Purchase Agreement in order to, among other things, [*].

AC.On 22 December 2020, the Buyer and the Seller entered into Amendment N°28 to the Purchase Agreement in order to, among other things, [*].

AD.On 24 December 2020, the Buyer and the Seller entered into Amendment N°29 to the Purchase Agreement in order to, among other things, [*].

AE.On 28 April 2021, the Buyer and the Seller entered into Amendment N°30 to the Purchase Agreement in order to, among other things, [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

AD. The Parties now wish to enter into this Amendment N°31 in order to, among other things, provide for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A321 NEO Aircraft, subject to the terms and conditions set out herein.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°31. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

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1.SCOPE

1.1The Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, one (1) incremental A321 NEO Aircraft (the “Amendment 31 NEO Aircraft”), which sale and purchase will be subject to the same terms and conditions applicable to the Amendment 25 NEO Aircraft as defined in the Agreement, except as described herein.

1.2The definition of the term “Aircraft” in Clause 0 of the Agreement shall be deleted and replaced by the following quoted text:

QUOTE

Aircraft     means any or all of the two hundred and eleven (211) firm A320 NEO Family aircraft for which the delivery schedule is set forth in Clause 9.1 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

UNQUOTE

2.[*]

3.PAYMENT TERMS

[*]

4.SUPPORT/ TRAINING MATTERS

4.1The Buyer and the Seller hereby agree that Appendix A to Clause 15 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

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1The Seller will provide to the Buyer, Seller Representative services at the Buyer's main base or at other locations to be mutually agreed for the fleet of two hundred and eleven (211) Aircraft [*]. This allocation shall be further assignable by the Buyer on a prorata basis to each of the Buyer’s Operators. [*]. In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

2For the sake of clarification, such Seller Representatives’ services will include initial [*].

3The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, [*].

UNQUOTE

4.2The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

APPENDIX "A" TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of two hundred and eleven (211) Aircraft firmly ordered (such quantities take into account the amount of training allowances previously provided by the Seller to the Buyer prior to the date of Amendment N°30), unless otherwise specified. In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A and which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*] after said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1FLIGHT OPERATIONS TRAINING

1.1Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

Amendment Nº31 to the ALC A320 NEO Family PA Ref. CLC- CT2103179	Page 6/10

1.2Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor(s) [*] for the Buyer’s fleet of two hundred and eleven (211) Aircraft firmly ordered and only provided to new Airbus Aircraft operator airlines.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.3Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of two hundred and eleven (211) Aircraft firmly ordered.

2PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of two hundred and eleven (211) Aircraft firmly ordered.

3MAINTENANCE TRAINING

3.1The Seller will provide to the Buyer [*] in total for the buyer’s fleet of two hundred and eleven (211) Aircraft firmly ordered.

3.2The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of two hundred and eleven (211) Aircraft firmly ordered.

4TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

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5INCONSISTENCY AND CONFIDENTIALITY

5.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°31, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

5.2This Amendment N°31 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

5.3This Amendment N°31 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

6COUNTERPARTS

This Amendment N°31 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

7LAW AND JURISDICTION

This Amendment N°31 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°31 as if the same were set out in full herein, mutatis mutandis.

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IN WITNESS WHEREOF this Amendment N°31 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Senior Vice President, Contracts

Amendment Nº31 to the ALC A320 NEO Family PA Ref. CLC- CT2103179	Page 9/10

APPENDIX 1

[*]

Amendment Nº31 to the ALC A320 NEO Family PA Ref. CLC- CT2103179	Page 10/10

LETTER AGREEMENT N° 1

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
June 3rd, 2021

Subject : SPECIFIC PROVISIONS

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°31 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A321 NEO Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

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LETTER AGREEMENT N° 1

1[*]

2[*]

3ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

4LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

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LETTER AGREEMENT N° 1
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Senior Vice President, Contracts

Amendment Nº31 to the ALC A320 NEO Family PA – Letter Agreement N°1 Ref. CLC-CT2103179	Page 3/3

LETTER AGREEMENT N° 2

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
June 3rd, 2021

Subject : [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°31 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A321 NEO Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°2 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the Amendment 31 NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº31 to the ALC A320 NEO Family PA – Letter Agreement N°2 Ref. CLC-CT2103179	Page 1/3

LETTER AGREEMENT N° 2

1.[*]

2    ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

3    LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

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LETTER AGREEMENT N° 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Senior Vice President, Contracts

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